                                                                    EXHIBIT 4(a)

066742

                                     [LOGO]

 [GRAPHIC]                    ASSOCIATED BANC-CORP                    [GRAPHIC]
   NUMBER                      ------------------                       SHARES
A-1-

               ORGANIZED UNDER THE LAWS OF THE STATE OF WISCONSIN

                     COMMON STOCK PAR VALUE $0.01 PER SHARE



                                                               CUSIP 045487 10 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES that








is the owner of





            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                      THE PAR VALUE OF $0.01 PER SHARE OF


            ----------------- ASSOCIATED BANC-CORP -----------------


                                   [IMPRINT]
                                     COMMON

  transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

[SEAL]

              WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                     Dated:



[Signature]                                              [Signature]

SECRETARY                                  CHIEF EXECUTIVE OFFICER AND PRESIDENT



                          AMERICAN BANK NOTE COMPANY.






COUNTERSIGNED AND REGISTERED
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR.



                                                            AUTHORIZED SIGNATURE
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common   UNIF GIFT MIN ACT -- _______Custodian________
                                                        (Cust)          (Minor)
TEN ENT -- as tenants by the entireties           under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of
              survivorship and not as tenants      Act ________________________
              in common                                      (State)

    Additional abbreviations may also be used though not in the above list.

       For Value Received, _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________


________________________________________________________________________________


______________________________________________________________________  Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________


AFFIX MEDALLION SIGNATURE          X ___________________________________________
GUARANTEE IMPRINT BELOW                          (SIGNATURE)


                                   X ___________________________________________
                                                 (SIGNATURE)


                                    ____________________________________________
                                    ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                    MENT, OR ANY CHANGE WHATEVER.

                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                    SECURITIES BROKER/DEALER, COMMERCIAL BANK &
                                    TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION
                                    OR A CREDIT UNION PARTICIPATING IN A
                                    MEDALLION PROGRAM APPROVED BY THE SECURITIES
                                    TRANSFER ASSOCIATION INC.